Long Term Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
Long-Term Debt

The Company's long-term debt is summarized as follows (in thousands):

	June 30, 2011	December 31, 2010
Senior secured credit facility	$—	$277,500
Senior Secured Notes, net of debt issuance discount of $5,237	344,763	—
PIK toggle notes	89,467	232,000
PIK exchangeable notes	88,490	—
Notes payable to banks	13,149	14,786
Secured term loans	6,615	7,236
Capital lease obligations	3,804	5,090
	546,288	536,612
Less current maturities	(6,380)	(29,195)
Total	$539,908	$507,417

As described in the following sections, the Company modified its long-term debt structure during the second quarter of 2011. On June 14, 2011, the Company completed a private offering of $350.0 million aggregate principal amount of 8.00% senior secured notes due 2016 (the "Offering"). The proceeds of the Offering were used to retire the Company's existing senior secured credit facility and a portion of the Company's existing Toggle Notes. In connection with the Offering, the Company entered into a new super-priority revolving credit facility and an agreement with certain holders of its outstanding Toggle Notes to exchange Toggle Notes having an aggregate principal amount of $85.4 million, at par plus accrued and unpaid interest, for $88.5 million initial aggregate principal amount of new 8.00% Senior PIK Exchangeable Notes due 2017. These transactions are described in detail below.

Senior Secured Credit Facility

On August 23, 2007, the Company entered into a $350.0 million senior secured credit facility with a syndicate of banks.  The senior secured credit facility extends credit in the form of two term loans of $125.0 million each (the first, the “Tranche A Term Loan” and the second, the “Tranche B Term Loan”) and a $100.0 million revolving, swingline and letter of credit facility (the “Revolving Facility”).  The Tranche A Term Loan was scheduled to mature on August 23, 2013, the Tranche B Term Loan was scheduled to mature on August 23, 2014 and the Revolving Facility was scheduled to mature on August 23, 2013.  The Tranche A Term Loan required quarterly payments of $4.7 million through September 30, 2011, quarterly payments of $6.3 million from December 31, 2011 through September 30, 2012, quarterly payments of $18.1 million from December 31, 2012 through June 30, 2013 and a balloon payment of $12.6 million on August 23, 2013.  The Tranche B Term Loan required quarterly principal payments of $312,500 through June 30, 2014 and a balloon payment of $111.1 million on August 23, 2014.

As of June 14, 2011, the Tranche A Term Loan had a principal balance of $101.4 million and accrued interest of $214,000. The Tranche B Term Loan had a principal balance of $115.1 million and accrued interest of $243,000. As of June 1, 2011, the interest rate on the borrowings under the senior secured credit facility was 5.5%.  The $100.0 million Revolving Facility included a non-use fee of 0.5% of the portion of the facility not used.  The Company paid this fee quarterly.  As of June 14, 2011, the amount outstanding under the Revolving Facility was $56.0 million with accrued interest and unused fee of $164,000. Concurrent with the Offering, the Company used proceeds of the Offering to retire its existing senior secured credit facility.
Toggle Notes
On June 3, 2008, the Company completed a private offering of $179.9 million aggregate principal amount of the 11.00%/11.75% senior PIK toggle notes due 2015 ("the "Toggle Notes").  Interest on the Toggle Notes is due February 23 and August 23 of each year.  The Toggle Notes will mature on August 23, 2015.  For any interest period through August 23, 2011, the Company may elect to pay interest on the Toggle Notes (i) in cash, (ii) in kind, by increasing the principal amount of the notes or issuing new notes (referred to as “PIK interest”) for the entire amount of the interest payment or (iii) by paying interest on 50% of the principal amount of the Toggle Notes in cash and 50% in PIK interest.  Cash interest on the Toggle Notes accrues at the rate of 11.0% per annum.  PIK interest on the Toggle Notes accrues at the rate of 11.75% per annum.  The Company elects to pay cash interest or to exercise the PIK option in advance of the interest period.
Since August 23, 2008, the Company has elected the PIK option of the Toggle Notes in lieu of making scheduled interest payments for various interest periods. As a result, the principal due on the Toggle Notes has increased by $65.7 million from the issuance of the Toggle Notes to June 30, 2011. On February 23, 2011, the Company elected the PIK option of the Toggle Notes in lieu of making scheduled interest payments for the interest period from February 24, 2011 to August 23, 2011. The Company has accrued $3.7 million in interest on the Toggle Notes in other accrued expenses as of June 30, 2011.

At June 14, 2011, the aggregate principal of Toggle Notes outstanding was $245.6 million, and in connection with the Offering, the Company repurchased $70.8 million aggregate principal amount of Toggle Notes, at par plus accrued and unpaid interest of $2.6 million and exchanged $85.4 million aggregate principal amount of Toggle Notes, at par plus accrued interest of $3.1 million, for $88.5 million aggregate principal amount of PIK Exchangeable Notes.
The Toggle Notes are unsecured senior obligations and rank equally with other existing and future senior indebtedness, senior to all future subordinated indebtedness and effectively junior to all secured indebtedness to the extent of the value of the collateral securing such indebtedness.  Certain existing subsidiaries have guaranteed the Toggle Notes on a senior basis, as required by the indenture governing the Toggle Notes.  The indenture also requires that certain of the Company's future subsidiaries guarantee the Toggle Notes on a senior basis.  Each guarantee is unsecured and ranks equally with senior indebtedness of the guarantor, senior to all of the guarantor's subordinated indebtedness and effectively junior to its secured indebtedness to the extent of the value of the collateral securing such indebtedness.
The indenture governing the Toggle Notes contains various restrictive covenants, including financial covenants that limit the Company's ability and the ability of the subsidiaries to borrow money or guarantee other indebtedness, grant liens, make investments, sell assets, pay dividends or engage in transactions with affiliates. At June 30, 2011, the Company was in compliance with all material covenants contained in the indenture governing the Toggle Notes.
Senior Secured Notes

On June 14, 2011, the Company completed a private offering of $350.0 million aggregate principal amount of 8.00% senior secured notes due 2016 (the "Senior Secured Notes"). The Senior Secured Notes were issued at a 1.51% discount, yielding proceeds of approximately $344.7 million. Interest on the Senior Secured Notes is due June 15 and December 15 of each year and will accrue at the rate of 8.00% per annum. The first interest payment on the Senior Secured Notes is due December 15, 2011. The Senior Secured Notes will mature on June 15, 2016.

The Senior Secured Notes are guaranteed by substantially all of the Company's existing and future material wholly-owned domestic restricted subsidiaries. The Senior Secured Notes and the guarantees are the Company's and the guarantors' senior secured obligations and rank equal in right of payment with any of the Company's or the guarantors' existing and future senior indebtedness and pari passu with the Company's and the guarantors' first priority liens, except to the extent that the property and assets securing the notes also secure the obligations under the Company's new $50.0 million senior secured super-priority revolving credit facility, which is entitled to proceeds of the collateral prior to the Senior Secured Notes, in the event of a foreclosure or any insolvency proceedings.

The Company may redeem all or any portion of the notes on or after June 15, 2014 at the redemption price set forth in the indenture governing the Senior Secured Notes, plus accrued interest. Prior to June 15, 2014, in each of 2011, 2012 and 2013, the Company may redeem up to 10% of the original aggregate principal amount of the Senior Secured Notes at a price equal to 103% of the aggregate principal amount thereof, plus accrued and unpaid interest. The Company may also redeem all or any portion of the Senior Secured Notes at any time prior to June 15, 2014 at a price equal to 100% of the aggregate principal amount thereof plus a make-whole premium and accrued and unpaid interest. In addition, the Company may redeem up to 35% of the aggregate principal amount of the notes with proceeds of certain equity offerings at any time prior to June 15, 2014.

In connection with the closing of the sale of the Senior Secured Notes, the Company and the guarantors entered into a Registration Rights Agreement, whereby the Company agreed, under certain circumstances, to register senior secured notes with substantially identical terms to the Senior Secured Notes (the "Registered Senior Secured Notes") and commence an exchange offer to allow holders of the Senior Secured Notes to exchange their Senior Secured Notes for Registered Senior Secured Notes.
At June 30, 2011, the Company was in compliance with all material covenants contained in the indenture governing the Senior Secured Notes.
Scheduled amortization of the discount recorded in connection with the Senior Secured Notes is as follows (in thousands):

Discount Attributable to Senior Secured Notes
July 1, 2011 through December 31, 2011	$395
January 1, 2012 through December 31, 2012	927
January 1, 2013 through December 31, 2013	1,006
January 1, 2014 through December 31, 2014	1,092
January 1, 2015 through December 31, 2015	1,186
January 1, 2016 through June 15, 2016	631
Total	$5,237

$50.0 Million Senior Secured Super-Priority Revolving Credit Facility

Concurrent with the Offering, the Company entered into a $50.0 million senior secured super-priority revolving credit facility (the "New Credit Facility") with a syndicate of financial institutions led by affiliates of the initial Senior Secured Note purchasers. The New Credit Facility includes revolving credit loans and swingline loans. Letters of credit may also be issued under the New Credit Facility. The New Credit Facility matures December 15, 2015. The New Credit Facility is subject to a potential, although uncommitted, increase of up to $25.0 million at the Company's request at any time prior to maturity of the facility, subject to certain conditions, including compliance with a maximum net senior secured leverage ratio and a minimum cash interest coverage ratio. The increase is only available if one or more financial institutions agree to provide it.

Loans under the New Credit Facility will bear interest, at the Company's option, at the reserve adjusted LIBOR rate plus 4.50% or at the alternate base rate plus 3.50%. The Company is required to pay a commitment fee at a rate equal to 0.50% per annum on the undrawn portion of commitments in respect of the New Credit Facility. This fee is payable quarterly in arrears and on the date of termination or expiration of the commitments.

The New Credit Facility contains financial covenants requiring the Company not to exceed a maximum net senior secured leverage ratio or fall below a minimum cash interest coverage ratio, in each case tested quarterly. Borrowings under the New Credit Facility are subject to significant conditions, including the absence of any material adverse change. At June 30, 2011, the Company was in compliance with all material covenants contained in the New Credit Facility. As of June 30, 2011, $50.0 million was available under our New Credit Facility.

Senior PIK Exchangeable Notes

Concurrent with the Offering, the Company exchanged with affiliates of Crestview, and certain other holders of the Company's outstanding Toggle Notes, Toggle Notes having an aggregate principal amount of $85.4 million, at par plus accrued and unpaid interest, for $88.5 million initial aggregate principal amount of the Company's 8.00% senior PIK Exchangeable Notes due 2017 (the "PIK Exchangeable Notes").

The PIK Exchangeable Notes will mature on June 15, 2017. Interest will accrue on the PIK Exchangeable Notes at a rate of 8.00% per year, compounding semi-annually on each June 15 and December 15 of each year, commencing on December 15, 2011. The Company will not pay interest in cash on the PIK Exchangeable Notes. Instead, the Company will pay interest on the PIK Exchangeable Notes in kind by increasing the principal amount of the PIK Exchangeable Notes on each interest accrual date by an amount equal to the entire amount of the accrued interest.

The PIK Exchangeable Notes are exchangeable into shares of common stock of Holdings at any time prior to the close of business on the business day immediately preceding the maturity date of the PIK Exchangeable Notes at a per share exchange price of $3.50. Upon exchange, holders of the PIK Exchangeable Notes will receive a number of shares of common stock of Holdings equal to (i) the accreted principal amount of the PIK Exchangeable Notes to be exchanged, plus accrued and non-capitalized interest, divided by (ii) the exchange price. The exchange price in effect at any time will be subject to customary adjustments.

The PIK Exchangeable Notes are unsecured senior obligations and rank equally with other existing and future senior indebtedness, senior to all future subordinated indebtedness and effectively junior to all secured indebtedness to the extent of the value of the collateral securing such indebtedness. Holdings and substantially all of the Company's existing and future material wholly owned domestic subsidiaries have guaranteed the PIK Exchangeable Notes on a senior basis, as required by the indenture governing the PIK Exchangeable Notes. Each guarantee is unsecured and ranks equally with senior indebtedness of the guarantor, senior to all of the guarantor's subordinated indebtedness and effectively junior to its secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The Company may not redeem the PIK Exchangeable Notes prior to June 15, 2014. On or after June 15, 2014, the Company may redeem some or all of the PIK Exchangeable Notes for cash at a redemption price equal to a specified percentage of the accreted principal amount of the PIK Exchangeable Notes to be redeemed, plus accrued and non-capitalized interest. The specific percentage for such redemptions will be 104% for redemptions during the year commencing on June 15, 2014, 102% for redemptions during the year commencing on June 15, 2015, and 100% for redemptions during the year commencing on June 15, 2016.

The Company recorded the PIK Exchangeable Notes in accordance with ASC Topic 470, Debt. In the exchange, the new PIK Exchangeable Notes were recorded at fair value. At June 30, 2011, the Company was in compliance with all material covenants contained in the indenture governing the PIK Exchangeable Notes.

Notes Payable to Banks

Certain subsidiaries of the Company have outstanding bank indebtedness which is collateralized by the real estate and equipment owned by the surgical facilities to which the loans were made. The various bank indebtedness agreements contain covenants to maintain certain financial ratios and also restrict encumbrance of assets, creation of indebtedness, investing activities and payment of distributions.

Capital Lease Obligations

The Company is liable to various vendors for several equipment leases. The carrying value of the assets was $4.8 million and $5.1 million as of June 30, 2011 and December 31, 2010, respectively.

Other Obligations

In connection with the acquisition of Mountain View Hospital, LLC the Company assumed other obligations of $49.6 million. This obligation is payable to the hospital facility lessor for the land, building and improvements at Mountain View Hospital, LLC. As of June 30, 2011, the balance on the obligation is $48.3 million.

Long-Term Debt
The Company’s long-term debt is summarized as follows (in thousands)

	December 31,
	2010	2009
Senior secured credit facility	$277,500	$232,125
Senior PIK toggle notes	232,000	206,967
Notes payable to banks	19,104	14,323
Secured term loans	2,918	2,510
Capital lease obligations	5,090	8,951
	536,612	464,876
Less current maturities	(29,195)	(20,118)
	$507,417	$444,758
Senior Secured Credit Facility
On August 23, 2007, the Company entered into a $350.0 million senior secured credit facility with a syndicate of banks.  The senior secured credit facility extends credit in the form of two term loans of $125.0 million each (the first, the “Tranche A Term Loan” and the second, the “Tranche B Term Loan”) and a $100.0 million revolving, swingline and letter of credit facility (the “Revolving Facility”).  The swingline facility is limited to $10.0 million and the swingline loans are available on a same-day basis.  The letter of credit facility is limited to $10.0 million.  The Company is the borrower under the senior secured credit facility, and all of its wholly owned subsidiaries are guarantors.  Under the terms of the senior secured credit facility, entities that become wholly owned subsidiaries must also guarantee the debt.
The Tranche A Term Loan matures on August 23, 2013, the Tranche B Term Loan matures on August 23, 2014 and the Revolving Facility matures on August 23, 2013.  The Tranche A Term Loan requires quarterly payments of $4.7 million from December 31, 2010 through September 30, 2011, quarterly payments of $6.3 million from December 31, 2011 through September 30, 2012, quarterly payments of $18.1 million from December 31, 2012 through June 30, 2013 and a balloon payment of $12.6 million on August 23, 2013.  The Tranche B Term Loan requires quarterly principal payments of $312,500 through June 30, 2014 and a balloon payment of $111.1 million on August 23, 2014.
At the Company’s option, the term loans bear interest at the lender’s alternate base rate in effect on the applicable borrowing date plus an applicable alternate base rate margin, or Eurodollar rate in effect on the applicable borrowing date, plus an applicable Eurodollar rate margin.  Both the applicable alternate base rate margin and applicable Eurodollar rate margin will vary depending upon the ratio of the Company’s total indebtedness to consolidated EBITDA.
The senior secured credit facility permits the Company to declare and pay dividends only in additional shares of its stock except for the following exceptions.  Restricted Subsidiaries, as defined in the credit agreement, may declare and pay dividends ratably with respect to their capital stock.  The Company may declare and pay cash dividends or make other distributions to Holdings provided the proceeds are used by Holdings to (i) purchase or redeem equity interest of Holdings acquired by former or current employees, consultants or directors of Holdings, the Company or any Restricted Subsidiary or (ii) pay principal or interest on promissory notes that were issued in lieu of cash payments for the repurchase or redemption of such Equity Instruments, provided that the aggregate amount of such dividends or other distributions shall not exceed $3.0 million in any fiscal year.  Any unused amounts that are permitted to be paid under this provision are available to be carried over to subsequent fiscal years provided that certain conditions are met.  The Company may also make payments to Holdings to pay franchise taxes and other fees required to maintain its corporate existence provided such payments do not exceed $3.0 million in any calendar year and also make payments in the amount necessary to enable Holdings to pay income taxes directly attributable to the operations of the Company and to make $1.0 million in annual advisory and management agreement payments.  The Company may also make additional payments to Holdings in an aggregate amount not to exceed $5.0 million throughout the term of the senior secured credit facility.
As of December 31, 2010, the amount outstanding under the senior secured credit facility was $277.5 million with an interest rate on the borrowings of 3.5%.  The $100.0 million Revolving Facility includes a non-use fee of 0.5% of the portion of the facility not used.  The Company pays this fee quarterly.  As of December 31, 2010, the amount available under the Revolving Facility was $44.0 million.
Interest Rate Swap
On November 2, 2010, the Company entered into an interest rate swap agreement to protect the Company against certain interest rate fluctuations of the LIBOR rate on $100.0 million of the Company’s variable rate debt under the senior secured credit facility, with Goldman Sachs, Inc., as counterparty.  The effective date of the interest rate swap was December 31, 2010, and it is scheduled to expire on December 31, 2012.  The interest rate swap effectively fixes the Company’s LIBOR interest rate on the $100.0 million of variable debt at a rate of 0.85%.
The FASB established a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.  These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Company determines the fair value of its interest rate swap based on the amount at which it could be settled, which is referred to as the exit price.  This price is based upon observable market assumptions and appropriate valuation adjustments for credit risk.  The Company has categorized its interest rate swap as Level 2.
The Company does not hold or issue derivative financial instruments for trading purposes.  The fair value of the Company’s interest rate swap at December 31, 2010 reflected a liability of approximately $314,000. The interest rate swap reflects a liability balance as of December 31, 2010 because of a decrease in market interest rates since inception.
At inception, the Company designated the interest rate swap as a cash flow hedge instrument.  The Company assesses the effectiveness of this cash flow hedge instrument on a quarterly basis.  As of December 31, 2010, the Company determined the hedge instrument to be effective.
Senior PIK Toggle Notes
On June 3, 2008, the Company completed a private offering of $179.9 million aggregate principal amount of the 11.00%/11.75% Senior PIK Toggle Notes due 2015.  Interest on the Toggle Notes is due February 23 and August 23 of each year.  The Toggle Notes will mature on August 23, 2015.  For any interest period through August 23, 2011, the Company may elect to pay interest on the Toggle Notes (i) in cash, (ii) in kind, by increasing the principal amount of the notes or issuing new notes (referred to as “PIK interest”) for the entire amount of the interest payment or (iii) by paying interest on 50% of the principal amount of the Toggle Notes in cash and 50% in PIK interest.  Cash interest on the Toggle Notes will accrue at the rate of 11.0% per annum.  PIK interest on the Toggle Notes will accrue at the rate of 11.75% per annum.  The proceeds from the issuance of the Toggle Notes were used exclusively to repay the bridge facility.
Since August 23, 2008, the Company has elected the PIK option of the Toggle Notes in lieu of making scheduled interest payments for various interest periods. As a result, the principal due on the Toggle Notes has increased by $52.1 million from the issuance of the Toggle Notes to December 31, 2010. On August 23, 2010, the Company elected the PIK option of the Toggle Notes in lieu of making scheduled interest payments for the interest period from August 24, 2010 to February 23, 2011. The Company has accrued $9.7 million in interest in other accrued expenses as of December 31, 2010. As of December 31, 2010, the amount outstanding under the Toggle Notes was $232.0 million.
The Toggle Notes are unsecured senior obligations and rank equally with other existing and future senior indebtedness, senior to all future subordinated indebtedness and effectively junior to all secured indebtedness to the extent of the value of the collateral securing such indebtedness.  Certain existing subsidiaries have guaranteed the Toggle Notes on a senior basis, as required by the indenture.  The indenture also requires that certain of the Company's future subsidiaries guarantee the Toggle Notes on a senior basis.  Each guarantee is unsecured and ranks equally with senior indebtedness of the guarantor, senior to all of the guarantor's subordinated indebtedness and effectively junior to its secured indebtedness to the extent of the value of the collateral securing such indebtedness.
The indenture governing the Toggle Notes contains various restrictive covenants, including financial covenants that limit the Company's ability and the ability of the subsidiaries to borrow money or guarantee other indebtedness, grant liens, make investments, sell assets, pay dividends or engage in transactions with affiliates.
At December 31, 2010, the Company was in compliance with all material covenants required by each of the senior secured credit facility and the Toggle Notes.
Notes Payable to Banks
Certain subsidiaries of the Company have outstanding bank indebtedness of $19.1 million which is collateralized by the real estate and equipment owned by the surgical facilities to which the loans were made.  The various bank indebtedness agreements contain covenants to maintain certain financial ratios and also restrict encumbrance of assets, creation of indebtedness, investing activities and payment of distributions.  During 2010, the Company extinguished certain facility level notes payable to banks. The Company recognized a gain of $1.9 million due to this debt extinguishment.
Capital Lease Obligations
The Company is liable to various vendors for several equipment leases.  The outstanding balance related to these capital leases at December 31, 2010 and 2009 was $5.1 million and $9.0 million, respectively.  The carrying value of the assets was $5.2 million and $5.7 million as of December 31, 2010 and 2009, respectively.
Other Long-Term Debt Information
Scheduled maturities of obligations as of December 31, 2010 are as follows (in thousands):

	Long-term Debt	Capital Lease Obligations	Total
2011	$26,804	$2,391	$29,195
2012	101,841	1,428	103,269
2013	56,833	1,046	57,879
2014	113,001	146	113,147
2015	1,043	79	1,122
Thereafter	232,000	—	232,000
	$531,522	$5,090	$536,612